Financial assets and liabilities	12 Months Ended
Mar. 31, 2018
Disclosure Of Financial Assets And Liabilities [Abstract]
Financial assets and liabilities
36.	Financial assets and liabilities

The fair value of trade receivables, other current financial assets, cash and cash equivalents, trade payables, working capital debt and other financial liabilities approximate the carrying amounts because of the short term nature of these financial instruments.

The fair values of non-current financial assets consisting of security and term deposits are not significantly different from the carrying amount. The fair value of term and vehicle loans and loan from related party was $17,849,954 as compared to the carrying amount of $17,849,954.

Financial assets that are neither past due nor impaired include cash and cash equivalents, security deposits, term deposits, portion of trade receivables, investment and other financial assets.

The fair value of cash and cash equivalents, current security deposits, current term deposits, trade receivables, other receivables, trade payables, other current liabilities and debt approximate their carrying amount largely due to the short term nature of these instruments.

Non-current debt largely comprises term loans from banks which carry floating interests. Therefore, the fair value of these term loans approximates their carrying values. The impact of fair value of outstanding other non-current debt is not material and therefore not considered for above disclosure. Similarly, carrying values of non-current security deposits and non-current term deposits are not significant and therefore the impact of fair value is not considered for above disclosure.